                                                                   EXHIBIT 10.20

                            UNION PLAZA LEASE RENEWAL
                              AGREEMENT NO. 2003008

PARTY A: BEIJING FU YU DA REAL ESTATE DEVELOPMENT CO., LTD.

PARTY B: BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.

      1. PARTY B CONTINUES TO LEASE FOR A USABLE AREA OF 1,350 SQ. M. ON THE FIFTH FLOOR OF UNION PLAZA.

      2.    PARTY B'S LEASE TERM RUNS FROM MAY 15, 2004 TO MAY 14, 2005.

      3. THE MONTHLY RENT FOR PARTY B'S LEASED PREMISES IS US$19.50 (INCLUDING THE MANAGEMENT FEE) PER SQ. M. (OF USABLE AREA), FOR A TOTAL OF US$26,325.00 A MONTH.

      4. THIS LEASE RENEWAL AGREEMENT CONSISTS OF TWO IDENTICAL COPIES, AND EACH PARTY KEEPS ONE COPY.

      5. REGARDING OTHER TERMS IN RESPECT TO THE LEASE AND TO THE RIGHTS AND OBLIGATIONS OF BOTH PARTIES, LEASE AGREEMENT NO. 2003008 WHICH WAS SIGNED BY BOTH PARTY A AND PARTY B WILL PREVAIL.

PARTY A (SIGNATURE): /s/ LIU HU SHENG                PARTY B (SIGNATURE):

LEGAL REPRESENTATIVE:                                LEGAL REPRESENTATIVE:

AGENT: /s/ YANG ZHE                                  AGENT: /s/ SUN XIN

DATE: MARCH 11, 2004                                 DATE: MARCH 5, 2004